TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund

TDAM Institutional Municipal Money Market Fund

TDAM Institutional U.S. Government Fund

TDAM Institutional Treasury Obligations Money Market Fund

TDAM Short-Term Investment Fund

TDAM Short-Term Bond Fund

TDAM Global Sustainability Fund

Supplement dated December 7, 2011 to the
Statement of Additional Information (“SAI”) dated March 1, 2011, as supplemented

Effective immediately, Mark Bell has resigned as President and Chief Executive Officer of TD Asset Management USA Funds Inc. (the “Company”). Additionally, effective immediately, Kevin LeBlanc has been appointed to the position of President and Chief Executive Officer of the Company. Accordingly, the information regarding Mr. Bell in the “Directors and Executive Officers” section of the SAI is deleted and replaced with the following:

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served	Principal Occupation(s) During the Past Five Years
Kevin LeBlanc c/o TDAM USA Inc. 31 West 52nd Street New York, NY Age: 48	President and Chief Executive Officer	Since 12/6/11

Chief Operating Officer of TD Asset Management Inc. since September 2010; Vice Chair of TD Asset Management Inc. since 2007; Officer of the Investment Manager since April 2010 and Chief Operating Officer of the Investment Manager since December 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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